SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

                 Date of Report:  December 4, 1995

                     READING & BATES CORPORATION
      (Exact name of registrant as specified in its charter)

      Delaware               1-5587          73-0642271
  (State or other         (Commission      (I.R.S. Employer
  jurisdiction of          File Number)    Identification No.)
  incorporation)

    901 Threadneedle, Suite 200, Houston, TX   77079
  (Address of principal executive offices)   (Zip Code)


  Registrant's telephone number, including area code  (713) 496-5000


  Item 7. Financial Statements and Exhibits

         (c)  Exhibits

                           Exhibit 99-Press Release dated  November  30, 1995
                           - Announcing the closing of two separate private financings aggregating approximately $115 million, which included the sale/lease-back of the "M. G. HULME, JR.".


                                   SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                              READING & BATES CORPORATION


                                              By  /s/T. W. Nagle
                                                  -----------------------
                                                  T. W. Nagle
                                                  Executive Vice President,
                                                  Finance and Administration


  Dated: December 4, 1995